1. Name and Address of Reporting Person*
MADISON DEARBORN PARTNERS LLC
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(Last) (First) (Middle)
THREE FIRST NATIONAL PLAZA
SUITE 3800
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(Street)
CHICAGO IL 60602
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(City) (State) (Zip)

2. Name and Address of Reporting Person*
SELATI ROBIN P
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(Last) (First) (Middle)
C/O MADISON DEARBORN PARTNERS, LLC
THREE FIRST NATIONAL PLAZA, SUITE 3800
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(Street)
CHICAGO IL 60602
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(City) (State) (Zip)

3. Name and Address of Reporting Person*
MADISON DEARBORN PARTNERS III LP
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(Last) (First) (Middle)
C/O MADISON DEARBORN PARTNERS, LLC
THREE FIRST NATIONAL PLAZA, SUITE 3800
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(Street)
CHICAGO IL 60602
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(City) (State) (Zip)

4. Name and Address of Reporting Person*
MADISON DEARBORN CAPITAL PARTNERS III LP
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(Last) (First) (Middle)
C/O MADISON DEARBORN PARTNERS, LLC
THREE FIRST NATIONAL PLAZA, SUITE 3800
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(Street)
CHICAGO IL 60602
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(City) (State) (Zip)

5. Name and Address of Reporting Person*
MADISON DEARBORN SPECIAL EQUITY III LP
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(Last) (First) (Middle)
C/O MADISON DEARBORN PARTNERS, LLC
THREE FIRST NATIONAL PLAZA, SUITE 3800
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(Street)
CHICAGO IL 60602
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(City) (State) (Zip)

6. Name and Address of Reporting Person*
SPECIAL ADVISORS FUND I LLC
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(Last) (First) (Middle)
C/O MADISON DEARBORN PARTNERS, LLC
THREE FIRST NATIONAL PLAZA, SUITE 3800
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(Street)
CHICAGO IL 60602
--------------------------------------------------------
(City) (State) (Zip)